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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 10, 2004
                        (Date of earliest event reported)

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                           ARLINGTON HOSPITALITY, INC.
             (Exact name of registrant as specified in its charter)

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           Delaware                       0-15291                 36-3312434
(State or other jurisdiction of    (Commission File No.)        (IRS Employer
        incorporation)                                       Identification No.)

                        2355 South Arlington Heights Road
                                    Suite 400
                        Arlington Heights, Illinois 60005
                    (Address of Principal Executive Offices)

                                 (847) 228-5400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 4.01         CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On November 10, 2004, the Audit Committee of Arlington Hospitality, Inc. (the "Company") received notice from KPMG LLP ("KPMG"), the Company's current independent registered public accounting firm, indicating that, effective immediately, KPMG has resigned as the Company's independent registered public accounting firm. On November 16, 2004, the Company's Audit Committee engaged Grant Thornton LLP ("Grant Thornton") to serve as the Company's independent registered public accounting firm, effective immediately.

         The reports of KPMG on the Company's financial statements for the years ended December 31, 2002 and December 31, 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         In connection with KPMG's audits of the Company's two most recent fiscal years and through November 10, 2004, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods. During the Company's two most recent fiscal years and through November 10, 2004, there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

         The Company provided KPMG a copy of this Report on Form 8-K and has requested KPMG to furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether KPMG agrees with the above statements made by the Company. A copy of KPMG's letter stating its agreement, dated November 15, 2004, is filed as Exhibit 16.1 to this Form 8-K.

         Neither the Company nor anyone on its behalf has consulted Grant Thornton regarding (i) either the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements; as such, no written or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was a subject of a disagreement or reportable event with KPMG (as there were none).

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(C)    EXHIBITS

Exhibit     Description

16.1        Letter of KPMG LLP regarding change in certifying accountant.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  November 16, 2004

                                         Arlington Hospitality, Inc.
                                         (Registrant)

                                         By:  /s/ Jerry H. Herman
                                            ------------------------------------
                                              Jerry H. Herman
                                              Chief Executive Officer

                                         By:  /s/ James B. Dale
                                            ------------------------------------
                                              James B. Dale
                                              Senior Vice President and
                                              Chief Financial Officer




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